United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 11, 2025

Date of Report (Date of earliest event reported)

McKinley Acquisition Corporation

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-42799	98-1852078
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Second Ave., Suite 605 Needham, MA	02494
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 617-671-5148

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	MKLY	The Nasdaq Stock Market LLC
Rights, one right to receive one-tenth (1/10th) of one Class A ordinary share	MKLYR	The Nasdaq Stock Market LLC
Units, each consisting of one Class A ordinary share and one right to receive one-tenth (1/10th) of one Class A ordinary shares	MKLYU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 11, 2025, McKinley Acquisition Corporation (the “Company”) consummated its initial public offering (“IPO”), which consisted of 15,000,000 units (the “Units”). The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $150,000,000. Each Unit consists of one Class A ordinary share, par value $0.0001 per share (the “Class A Ordinary Share”) and one right to receive one-tenth (1/10th) of one Class A ordinary share (the “Right”) of the Company.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the registration statement on Form S-1 (File No. 333-288439) for the IPO, which was originally filed with the U.S. Securities and Exchange Commission on June 30, 2025 (as amended, the “Registration Statement”):

●	An Underwriting Agreement, dated August 11, 2025, by and between the Company and Clear Street LLC (“Clear Street”), a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Share Rights Agreement, dated August 11, 2025, by and between the Company and Odyssey Transfer and Trust Company, as rights agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated August 11, 2025, by and between the Company and each of McKinley Partners LLC (the “Sponsor”), the officers and directors of the Company, Clear Street, and Brookline Capital Markets, a division of Arcadia Securities, LLC (“Brookline”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated August 11, 2025, by and between the Company and Odyssey Transfer and Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated August 11, 2025, by and among the Company and certain security holders, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Private Placement Units Purchase Agreement, March 31, 2025 (the “Sponsor Private Placement Units Purchase Agreement”), by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	A Private Placement Units Purchase Agreement, August 11, 2025 (the “Brookline Private Placement Units Purchase Agreement”), by and between the Company and Brookline, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●	A Private Placement Units Purchase Agreement, August 11, 2025 (the “Clear Street Private Placement Units Purchase Agreement”), by and between the Company and Clear Street, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

●	An Administrative Services Agreement, dated August 11, 2025, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference.

●	Indemnity Agreements, dated August 11, 2025, by and among the Company and each director and executive officer of the Company, a copy of form of which is attached as Exhibit 10.8 hereto and incorporated herein by reference.

●	A Founder Share Transfer Agreement by and between the Sponsor and Clear Street, a copy of which is attached as Exhibit 10.9 hereto and incorporated herein by reference.

●	A Private Placement Units Promissory Note, a copy of which is attached as Exhibit 10.10 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Units Purchase Agreements, the Company completed the private placement of an aggregate of 465,000 units (the “Private Placement Units”) to the Sponsor, Clear Street and Brookline, at $10.00 per Unit, each Unit consisting of one Class A Ordinary Share and one Right of the Company.

The Private Placement Units are identical to the Units sold in the IPO, except that the Private Units are subject to transfer restrictions. The Sponsor, Clear Street and Brookline were granted certain demand and piggyback registration rights in connection with the purchase of the Private Placement Units.

The Private Placement Units were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On August 11, 2025, in connection with the IPO, the Company filed its amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) with the Cayman Islands Registrar of Companies, which was effective on August 11, 2025. The terms of the Amended and Restated Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $150,000,000 comprised of the proceeds from the IPO, was placed in a U.S.-based trust account maintained by Odyssey Transfer and Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account (which interest shall be net of permitted withdrawals and less up to $100,000 of interest to pay dissolution expenses), the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the initial business combination, (ii) the redemption of the public shares if the Company is unable to complete its initial business combination within the completion window, subject to applicable law, or (iii) the redemption of the public shares properly submitted in connection with a shareholder vote to amend the Company’s amended and restated memorandum and articles of association to (A) modify the substance or timing of the Company’s obligation to allow redemption in connection with the Company’s initial business combination or to redeem 100% of the Company’s public shares if the Company has not consummated an initial business combination within the completion window or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity.

On August 11, 2025, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K. On August 13 2025, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

1.1	Underwriting Agreement, dated August 11, 2025, by and between the Company and Clear Street LLC, as representative of the several underwriters.

3.1	Amended and Restated Memorandum and Articles of Association of the Company.

4.1	Share Rights Agreement, dated August 11, 2025, by and between the Company and Odyssey Transfer and Trust Company, as rights agent.

10.1	Letter Agreement, dated August 11, 2025, among the Company, its directors and officers, Clear Street LLC, Brookline and the Sponsor.

10.2	Investment Management Trust Agreement, August 11, 2025, by and between the Company and Odyssey Transfer and Trust Company, as trustee.

10.3	Registration Rights Agreement, dated August 11, 2025, by and among the Company and certain security holders.

10.4	Private Placement Units Purchase Agreement, dated August 11, 2025, by and between the Company and the Sponsor.

10.5	Private Placement Units Purchase Agreement, August 11, 2025 by and between the Company and Brookline.

10.6	Private Placement Units Purchase Agreement, August 11, 2025 by and between the Company and Clear Street.

10.7	Administrative Services Agreement, dated August 11, 2025, by and between the Company and the Sponsor

10.8	Form of Indemnity Agreement.

10.9	Founder Share Transfer Agreement by and between the Sponsor and Clear Street.

10.10	Private Placement Units Promissory Note.

99.1	Press Release, dated August 11, 2025.

99.2	Press Release, dated August 13, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 15, 2025

McKinley Acquisition Corp

By:	/s/ Peter Wright
Name:	Peter Wright
Title:	Chief Executive Officer

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